Summary of Significant Accounting Policies (Policies) - EBP 004	12 Months Ended
Dec. 31, 2025
EBP, Accounting Policy [Line Items]
Basis of Accounting
Basis of Accounting
The accompanying financial statements of the Plan have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (GAAP).

Use of Estimates
Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and changes therein, and disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

Investment Valuation and Income Recognition
Investment Valuation and Income Recognition
The Plan's investments are stated at fair value, except for the fully benefit-responsive investment contract, the New York Life Insurance Investment Contract, which is stated at contract value. Fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Contract value is the amount Plan participants would receive if they were to initiate permitted transactions under the terms of the Plan (see Note 3). For more information on fair value measurements, see Note 4.
Purchases and sales of securities are recorded on a trade-date basis. Interest income is recorded on an accrual basis. Dividends are recorded on the ex-dividend date. Net appreciation includes the Plan's gains and losses on investments bought and sold as well as held during the year.

Notes Receivable from Participants
Notes Receivable from Participants
Notes receivable from participants are measured at their unpaid principal balance plus any accrued interest. Delinquent notes receivable from participants are recorded as distributions based on the terms of the Plan document.

Distributions to Participants	Distributions to Participants Distributions to Plan participants are recorded when paid.
Contributions	Contributions Employee contributions are recorded when withheld through payroll reductions. Employer contributions are recorded when determined to be earned.
Administrative Expenses
Administrative Expenses
Administrative expenses of the Plan related to Trustee, recordkeeping and audit fees are paid primarily by the participants. Certain administrative expenses of the Plan, such as legal fees, are paid by the Company and are not reported in the Plan's financial statements. Administrative expenses of the Plan were approximately $595,000 for the year ended December 31, 2025, including the MDU Resources Common Stock commissions, loan fees and terminated participant account fees that were paid by participants through the Plan.
Fees or commissions associated with each of the investment options other than the MDU Resources Common Stock are paid by participants as an offset to investment earnings and were approximately $2.2 million for the year ended December 31, 2025, which was net of revenue-sharing adjustments for fee levelization of $83,000 that were credited back directly to the participants' accounts.
Risks and Uncertainties
Risks and Uncertainties
Investments, in general, are subject to various risks, including credit, interest rate and overall market volatility risks. Market risks include changes in economic indicators, such as consumer spending, tariffs, inflation data, interest rate changes, political developments and threats of terrorism, among other things. Due to the level of risk associated with certain investment securities, it is likely that changes in values of investment securities will occur in the near term and that such changes could materially affect participants' account balances and the amounts reported in the financial statements.